UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 13, 2023

Accelerate Diagnostics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-31822	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

3950 South Country Club Road, Suite 470, Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 365-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AXDX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously announced, on March 9, 2023, Accelerate Diagnostics, Inc. (the “Company”) entered into a Forbearance Agreement (the “Forbearance Agreement”) with (i) Indaba Capital Management, L.P. (together with its affiliates, “Indaba”), (ii) Chicago Venture Partners, LP (“CVP”), (iii) RBC CMA LLC (“RBC”), (iv) Penderfund Capital Management Ltd. (“Penderfund”), (v) Wolverine Flagship Fund Trading Limited (“Wolverine,” and collectively with Indaba, CVP, RBC, and Penderfund, the “Ad Hoc Noteholder Group”), (vi) U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee (the “Trustee”), and (vii) any other owner of the Company’s outstanding 2.50% Convertible Senior Notes due 2023 who executes and delivers to the Company a joinder to the Forbearance Agreement. Pursuant to the Forbearance Agreement, the members of the Ad Hoc Noteholder Group have agreed, and have directed the Trustee, to forbear from exercising their rights and remedies under that certain indenture, dated as of March 27, 2018 (the “Indenture”) by and between the Company, as issuer, and the Trustee, in connection with certain events of default under the Indenture. On March 29, 2023, the Company and the Ad Hoc Noteholder Group agreed to extend the forbearance period under the Forbearance Agreement to 11:59 P.M. (Eastern Daylight Time) on April 5, 2023. On April 5, 2023, the Company and the Ad Hoc Noteholder Group agreed to further extend the forbearance period under the Forbearance Agreement to 11:59 P.M. (Eastern Daylight Time) on April 14, 2023. On April 13, 2023, the Company and the Ad Hoc Noteholder Group agreed to further extend the forbearance period under the Forbearance Agreement to 11:59 P.M. (Eastern Daylight Time) on April 21, 2023. All other terms of the Forbearance Agreement remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATE DIAGNOSTICS, INC.
(Registrant)
Date: April 13, 2023
/s/ David Patience
David Patience
Chief Financial Officer